iShares Trust

Supplement dated September 21, 2026

to the currently effective Statement of Additional Information (the “SAI”)

for the iShares U.S. Digital Infrastructure and Real Estate ETF (IDGT)

(the “Fund”)

Effective September 21, 2026, the Fund’s Underlying Index includes Artificial Intelligence Data Centers (as identified by the FactSet Revere Business Industry Classification System) as a Tier 1b sub-industry, and the description of Tier 1b companies in the section of the SAI titled “S&P Data Center, Tower REIT and Communications Equipment Index” is updated accordingly.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IDGT-0926

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